UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-07162

Western Asset High Income Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY		10018
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	December 31

Date of reporting period:	September 30, 2012

ITEM 1.                                                  SCHEDULE OF INVESTMENTS.

WESTERN ASSET HIGH INCOME FUND INC.

FORM N-Q

SEPTEMBER 30, 2012

WESTERN ASSET HIGH INCOME FUND INC.

Schedule of investments (unaudited)

September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
CORPORATE BONDS & NOTES — 87.4%
CONSUMER DISCRETIONARY — 17.0%
Auto Components — 0.1%
American Axle & Manufacturing Inc., Senior Notes	6.625%	10/15/22	40,000	$40,700
Automobiles — 1.0%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	400,000	428,000
Escrow GCB General Motors	—	—	250,000	0	*(a)(b)(c)
Escrow GCB General Motors	—	—	435,000	0	*(a)(b)(c)
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	50,000	56,375	(d)
Total Automobiles				484,375
Diversified Consumer Services — 1.4%
Realogy Corp., Senior Secured	7.625%	1/15/20	180,000	199,350	(d)
Service Corp. International, Senior Notes	7.500%	4/1/27	120,000	127,800
ServiceMaster Co., Senior Notes	8.000%	2/15/20	70,000	74,550
ServiceMaster Co., Senior Notes	7.000%	8/15/20	120,000	123,600	(d)
Sotheby’s, Senior Notes	7.750%	6/15/15	160,000	174,400	(b)
Total Diversified Consumer Services				699,700
Hotels, Restaurants & Leisure — 6.5%
Affinity Gaming LLC/Affinity Gaming Finance Corp., Senior Notes	9.000%	5/15/18	110,000	114,675	(d)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	124,436	110,292	(a)(b)(d)(e)
Boyd Acquisition Sub LLC/Boyd Acquisition Finance Corp., Senior Notes	8.375%	2/15/18	60,000	62,700	(d)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	40,000	42,200
Boyd Gaming Corp., Senior Notes	9.000%	7/1/20	160,000	164,000	(d)
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	249,000	199,822
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	10.000%	12/15/15	140,000	122,850
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	130,000	142,350	(d)
CCM Merger Inc., Senior Notes	9.125%	5/1/19	130,000	132,275	(d)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	130,000	140,725	(d)
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	118,623	123,961	(d)(e)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	160,000	146,800	(d)
Landry’s Inc., Senior Notes	9.375%	5/1/20	130,000	137,800	(d)
Mastro’s Restaurants LLC/RRG Finance Corp., Senior Secured Notes	12.000%	6/1/17	120,000	124,200	(d)
MGM Resorts International, Senior Notes	5.875%	2/27/14	160,000	167,200
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	15,000	16,950
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	40,000	44,450
Mohegan Tribal Gaming Authority, Senior Secured Notes	10.500%	12/15/16	400,000	368,000	(d)
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	280,000	311,500
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	170,000	196,775
Pinnacle Entertainment Inc., Senior Notes	8.625%	8/1/17	85,000	93,288
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	35,000	37,363	(d)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	190,000	198,550
Snoqualmie Entertainment Authority, Senior Secured Notes	9.125%	2/1/15	38,000	38,665	(d)
Station Casinos Inc., Senior Subordinated Notes	6.500%	2/1/14	175,000	0	(a)(b)(c)(f)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Hotels, Restaurants & Leisure — continued
Station Casinos Inc., Senior Subordinated Notes	6.625%	3/15/18	20,000		$0	(a)(b)(c)(f)
Total Hotels, Restaurants & Leisure					3,237,391
Internet & Catalog Retail — 0.3%
Netflix Inc., Senior Notes	8.500%	11/15/17	130,000		139,100
Media — 5.8%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	50,000		54,000
CCH II LLC/CCH II Capital Corp., Senior Notes	13.500%	11/30/16	64,850		70,524
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	200,000		227,000
Cengage Learning Acquisitions Inc., Senior Secured Notes	11.500%	4/15/20	200,000		215,000	(d)
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	90,000		88,200
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	10,000		9,650
DISH DBS Corp., Senior Notes	6.625%	10/1/14	20,000		21,750
DISH DBS Corp., Senior Notes	7.875%	9/1/19	45,000		52,538
DISH DBS Corp., Senior Notes	6.750%	6/1/21	60,000		65,700
EchoStar DBS Corp., Senior Notes	7.125%	2/1/16	70,000		77,700
Entercom Radio LLC, Senior Notes	10.500%	12/1/19	130,000		142,350
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	140,000		149,100
LBI Media Inc., Senior Secured Notes	9.250%	4/15/19	130,000		122,850	(d)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	200,000		183,500	(d)
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	100,000		116,625
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	11.500%	5/1/16	40,000		44,900
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	180,000		153,900	(d)
Univision Communications Inc., Senior Notes	8.500%	5/15/21	50,000		51,000	(d)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	100,000		107,500	(d)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	250,000		251,250	(d)
UPC Holding BV, Junior Secured Subordinated Notes	6.375%	9/15/22	220,000	EUR	272,109	(d)
UPC Holding BV, Senior Notes	9.875%	4/15/18	65,000		71,825	(d)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	250,000	EUR	333,310	(d)
Total Media					2,882,281
Multiline Retail — 0.4%
Bon-Ton Department Stores Inc., Senior Notes	10.250%	3/15/14	30,000		28,950
Bon-Ton Department Stores Inc., Senior Secured Notes	10.625%	7/15/17	70,000		63,525	(d)
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	130,000		128,050
Total Multiline Retail					220,525
Specialty Retail — 1.4%
American Greetings Corp., Senior Notes	7.375%	12/1/21	70,000		72,450
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	210,000		202,650	(d)
Gymboree Corp., Senior Notes	9.125%	12/1/18	80,000		76,500
Michaels Stores Inc., Senior Subordinated Bonds	11.375%	11/1/16	110,000		115,511
Michaels Stores Inc., Senior Subordinated Notes	13.000%	11/1/16	104,000		109,461
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	110,000		118,250	(d)
Total Specialty Retail					694,822
Textiles, Apparel & Luxury Goods — 0.1%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	80,000		85,000	(d)
TOTAL CONSUMER DISCRETIONARY					8,483,894

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
CONSUMER STAPLES — 1.4%
Food & Staples Retailing — 0.4%
New Albertsons Inc., Senior Notes	7.250%	5/1/13	30,000	$30,600
Post Holdings Inc., Senior Notes	7.375%	2/15/22	160,000	170,800	(d)
Total Food & Staples Retailing				201,400
Food Products — 0.5%
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	60,000	63,300	(d)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	210,000	182,175	(d)
Total Food Products				245,475
Tobacco — 0.5%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	230,000	239,200
TOTAL CONSUMER STAPLES				686,075
ENERGY — 12.4%
Energy Equipment & Services — 1.9%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	70,000	75,250
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	80,000	83,200	(d)
Hercules Offshore Inc., Senior Secured Notes	10.500%	10/15/17	245,000	259,394	(d)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	140,000	151,550
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	200,000	214,500	(d)
Vantage Drilling Co., Senior Secured Notes	11.500%	8/1/15	160,000	177,600
Total Energy Equipment & Services				961,494
Oil, Gas & Consumable Fuels — 10.5%
Arch Coal Inc., Senior Notes	8.750%	8/1/16	180,000	177,300
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	6.625%	10/1/20	50,000	51,000	(d)
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	160,000	169,200
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	100,000	108,000
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	40,000	43,200
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	70,000	75,775	(d)
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	70,000	71,575
Chesapeake Energy Corp., Senior Notes	6.775%	3/15/19	110,000	110,412
Coffeyville Resources LLC/Coffeyville Finance Inc., Senior Secured Notes	9.000%	4/1/15	110,000	117,975	(d)
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	160,000	173,600
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	110,000	118,525
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	140,000	147,350
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	330,026	244,219	(b)(d)(e)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	50,000	53,594
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	7.125%	6/1/22	170,000	169,575	(d)
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	130,000	148,200
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	100,000	112,843	(g)
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	75,000	84,094	(g)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	80,000	75,200
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	150,000	153,750	(d)
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	7.250%	10/1/20	50,000	52,063	(d)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	180,000	191,025	(d)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	140,000	160,289	(d)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.750%	11/1/20	50,000	54,375

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Oil, Gas & Consumable Fuels — continued
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	20,000		$21,550
Midstates Petroleum Co. Inc./Midstates Petroleum Co. LLC, Senior Notes	10.750%	10/1/20	100,000		104,750	(d)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	160,000		114,400
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	300,000		201,000
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	40,000		42,800
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	55,000		69,407
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	20,000		24,923
Pioneer Energy Services Corp., Senior Notes	9.875%	3/15/18	20,000		21,850
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	130,000		140,400
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	115,000		128,800
Plains Exploration & Production Co., Senior Notes	6.750%	2/1/22	20,000		20,400
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	295,000		299,425
Samson Investment Co., Senior Notes	9.750%	2/15/20	290,000		299,062	(d)
SandRidge Energy Inc., Senior Notes	7.500%	3/15/21	50,000		51,750
SandRidge Energy Inc., Senior Notes	7.500%	2/15/23	90,000		92,925	(d)
Teekay Corp., Senior Notes	8.500%	1/15/20	220,000		232,100
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	210,000		243,705	(d)
Westmoreland Coal Co./Westmoreland Partners, Senior Secured Notes	10.750%	2/1/18	100,000		97,500
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	240,000		157,200	(d)
Total Oil, Gas & Consumable Fuels					5,227,086
TOTAL ENERGY					6,188,580
FINANCIALS — 8.1%
Capital Markets — 0.2%
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	110,000		118,208
Commercial Banks — 2.0%
BankAmerica Institutional Capital B, Junior Subordinated Bonds	7.700%	12/31/26	100,000		102,250	(d)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	180,000		234,829	(d)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	100,000		97,750	(d)(g)(h)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	250,000		245,164	(d)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	120,000		117,600	(g)(h)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	90,000		92,728
Santander Issuances SAU, Notes	5.911%	6/20/16	100,000		98,986	(d)
Total Commercial Banks					989,307
Consumer Finance — 0.6%
Ally Financial Inc., Senior Bonds	0.000%	12/1/12	160,000		159,312
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	100,000	EUR	138,946
Total Consumer Finance					298,258
Diversified Financial Services — 4.6%
Bank of America Corp., Senior Notes	6.500%	8/1/16	50,000		57,875
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	275,000		309,375
Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities	10.250%	8/15/39	110,000		113,850
International Lease Finance Corp., Medium-Term Notes, Senior Notes	5.625%	9/20/13	70,000		72,450
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	100,000		117,500
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	390,000		462,150
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	280,000		333,900
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	7.875%	10/1/20	140,000		143,150	(d)
TransUnion Holding Co. Inc., Senior Notes	9.625%	6/15/18	130,000		142,350	(d)(e)
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000		532,500	(d)(g)
Total Diversified Financial Services					2,285,100

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Insurance — 0.7%
American International Group Inc., Senior Notes	8.250%	8/15/18	100,000	$128,903
ING Capital Funding Trust III, Junior Subordinated Bonds	4.061%	12/31/12	40,000	36,961	(g)(h)
Liberty Mutual Group, Junior Subordinated Bonds	7.800%	3/15/37	90,000	98,100	(d)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	60,000	71,100	(d)
Total Insurance				335,064
TOTAL FINANCIALS				4,025,937
HEALTH CARE — 4.9%
Health Care Equipment & Supplies — 0.1%
Hologic Inc., Senior Notes	6.250%	8/1/20	70,000	74,550	(d)
Health Care Providers & Services — 4.1%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	130,000	153,075
American Renal Holdings, Senior Secured Notes	8.375%	5/15/18	110,000	116,600
AMERIGROUP Corp., Senior Notes	7.500%	11/15/19	90,000	105,581
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	230,000	253,575
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	445,000	416,075
DJO Finance LLC/DJO Finance Corp., Senior Notes	10.875%	11/15/14	70,000	72,800
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	80,000	79,400	(d)
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	100,000	104,500
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.875%	7/15/17	80,000	92,400
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	140,000	162,050	(d)
HCA Inc., Senior Secured Notes	7.875%	2/15/20	235,000	265,257
HCA Inc., Senior Secured Notes	7.250%	9/15/20	40,000	45,000
INC Research LLC, Senior Notes	11.500%	7/15/19	70,000	70,700	(d)
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	40,000	41,200	(d)
US Oncology Inc. Escrow	—	—	110,000	1,925	*
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	60,000	64,350
Total Health Care Providers & Services				2,044,488
Pharmaceuticals — 0.7%
Elan Finance PLC/Elan Finance Corp., Senior Notes	6.250%	10/15/19	200,000	202,000	(d)
Valeant Pharmaceuticals International, Senior Notes	6.375%	10/15/20	90,000	92,025	(d)
VPI Escrow Corp., Senior Notes	6.375%	10/15/20	50,000	51,250	(d)
Total Pharmaceuticals				345,275
TOTAL HEALTH CARE				2,464,313
INDUSTRIALS — 15.7%
Aerospace & Defense — 1.3%
Ducommun Inc., Senior Notes	9.750%	7/15/18	90,000	95,400
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	250,000	271,250
Triumph Group Inc., Senior Notes	8.625%	7/15/18	70,000	79,275
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	205,000	222,425	(d)
Total Aerospace & Defense				668,350
Airlines — 1.9%
American Airlines Pass-Through Trust, Secured Notes	7.000%	1/31/18	71,580	73,101	(d)
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	11,730	12,844
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	98,151	102,077
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	410,000	424,350	(d)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Airlines — continued
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	77,008	$83,168
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	32,006	35,366
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	51,000	53,678	(d)
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	168,000	172,620	(d)
Total Airlines				957,204
Building Products — 1.0%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes	11.000%	6/30/15	124,600	120,239	(a)(d)
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	220,000	241,450	(d)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	100,000	111,250	(d)
Total Building Products				472,939
Commercial Services & Supplies — 2.5%
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	260,000	218,400	(d)
American Reprographics Co., Senior Notes	10.500%	12/15/16	190,000	200,450
Geo Group Inc., Senior Notes	7.750%	10/15/17	155,000	167,788
JM Huber Corp., Senior Notes	9.875%	11/1/19	80,000	90,200	(d)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	250,000	261,250
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	80,000	88,200
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	150,000	160,500	(d)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	40,000	42,800	(d)
Total Commercial Services & Supplies				1,229,588
Construction & Engineering — 1.0%
Abengoa Finance SAU, Senior Notes	8.875%	11/1/17	150,000	139,500	(d)
Odebrecht Finance Ltd., Senior Notes	6.000%	4/5/23	220,000	245,300	(d)
PH Holding LLC, Secured Notes	9.750%	12/31/17	100,000	98,000	(b)
Total Construction & Engineering				482,800
Electrical Equipment — 0.5%
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	100,000	100,000	(d)
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	170,000	171,700	(d)
Total Electrical Equipment				271,700
Industrial Conglomerates — 0.3%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	120,000	135,900
Machinery — 0.9%
Dematic SA, Senior Secured Notes	8.750%	5/1/16	220,000	236,500	(d)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	120,000	130,800	(d)
SPL Logistics Escrow LLC, Senior Secured Notes	8.875%	8/1/20	80,000	86,000	(d)
Total Machinery				453,300
Marine — 1.0%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	129,500	124,320	(d)(e)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	90,000	90,000	(d)
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	290,000	277,675
Total Marine				491,995
Road & Rail — 2.3%
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	394,734	355,261	(e)
Jack Cooper Holdings Corp., Senior Secured Notes	13.750%	12/15/15	230,000	240,350	(d)
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	111,000	124,597
Kansas City Southern de Mexico, Senior Notes	8.000%	2/1/18	180,000	202,500

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Road & Rail — continued
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	200,000		$219,000
Total Road & Rail					1,141,708
Trading Companies & Distributors — 1.1%
Ashtead Capital Inc., Senior Secured Notes	6.500%	7/15/22	140,000		147,525	(d)
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	130,000		135,525	(d)
UR Financing Escrow Corp., Senior Notes	7.625%	4/15/22	250,000		274,375	(d)
Total Trading Companies & Distributors					557,425
Transportation — 1.6%
CMA CGM, Senior Notes	8.500%	4/15/17	280,000		197,400	(d)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	250,000		247,500	(d)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	330,000		345,675	(d)
Total Transportation					790,575
Transportation Infrastructure — 0.3%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	150,000		158,250	(d)
TOTAL INDUSTRIALS					7,811,734
INFORMATION TECHNOLOGY — 2.6%
Communications Equipment — 0.4%
Lucent Technologies Inc., Debentures	6.450%	3/15/29	285,000		188,100
Electronic Equipment, Instruments & Components — 0.6%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	280,000		323,400	(d)
Internet Software & Services — 0.2%
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	90,000		98,775
IT Services — 1.1%
First Data Corp., Senior Notes	10.550%	9/24/15	402,872		414,455
First Data Corp., Senior Notes	11.250%	3/31/16	40,000		39,000
First Data Corp., Senior Secured Notes	6.750%	11/1/20	50,000		49,937	(d)
SRA International Inc., Senior Notes	11.000%	10/1/19	20,000		20,500
Total IT Services					523,892
Semiconductors & Semiconductor Equipment— 0.2%
Advanced Micro Devices Inc., Senior Notes	7.500%	8/15/22	30,000		29,100	(d)
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	66,000		68,640
Total Semiconductors & Semiconductor Equipment					97,740
Software — 0.1%
Legend Acquisition Sub Inc., Senior Notes	10.750%	8/15/20	50,000		49,250	(d)
TOTAL INFORMATION TECHNOLOGY					1,281,157
MATERIALS — 9.9%
Chemicals — 0.5%
Georgia Gulf Corp., Senior Secured Notes	9.000%	1/15/17	20,000		22,450	(d)
Ineos Finance PLC, Senior Secured Notes	9.000%	5/15/15	100,000		106,250	(d)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	93,000	EUR	113,833	(d)
Total Chemicals					242,533
Construction Materials — 0.3%
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	140,000		140,700	(d)
Containers & Packaging — 3.1%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	400,000		424,000	(d)
Beverage Packaging Holdings Luxembourg II SA, Senior Secured Notes	9.500%	6/15/17	180,000	EUR	233,044	(d)
Longview Fibre Paper & Packaging Inc., Senior Secured Notes	8.000%	6/1/16	120,000		125,700	(d)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Containers & Packaging — continued
Pretium Packaging LLC/Pretium Finance Inc., Senior Secured Notes	11.500%	4/1/16	220,000	$226,050
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.000%	4/15/19	310,000	317,750
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	210,000	218,400	(d)
Total Containers & Packaging				1,544,944
Metals & Mining — 5.0%
Evraz Group SA, Notes	9.500%	4/24/18	100,000	113,017	(d)
Evraz Group SA, Senior Notes	9.500%	4/24/18	100,000	113,017	(d)
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	130,000	130,000	(d)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	210,000	204,750	(d)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	360,000	221,400	(a)(d)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	80,000	60,400	(d)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	130,000	129,350	(d)
Novelis Inc., Senior Notes	8.750%	12/15/20	100,000	111,250
Optima Specialty Steel Inc., Senior Secured Notes	12.500%	12/15/16	110,000	116,600	(d)
Ryerson Holding Corp., Senior Secured Notes	0.000%	2/1/15	280,000	199,500
Ryerson Inc./Joseph T Ryerson & Son Inc., Senior Notes	11.250%	10/15/18	100,000	100,625	(d)
Ryerson Inc./Joseph T Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	200,000	205,250	(d)
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	60,000	62,700	(d)
Tempel Steel Co., Senior Secured Notes	12.000%	8/15/16	90,000	88,425	(d)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	180,000	172,350
Vale Overseas Ltd., Notes	8.250%	1/17/34	62,000	80,901
Vale Overseas Ltd., Notes	6.875%	11/21/36	68,000	79,076
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	100,000	104,750	(d)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	200,000	198,500	(d)
Total Metals & Mining				2,491,861
Paper & Forest Products — 1.0%
Appleton Papers Inc., Senior Secured Notes	10.500%	6/15/15	90,000	96,075	(d)
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	176,000	176,880
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	90,000	95,400	(d)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	28,000	21,700	(d)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	8.750%	2/1/19	170,000	83,300
Verso Paper Holdings LLC/Verso Paper Inc., Senior Subordinated Notes	11.375%	8/1/16	36,000	21,420
Total Paper & Forest Products				494,775
TOTAL MATERIALS				4,914,813
TELECOMMUNICATION SERVICES — 8.3%
Diversified Telecommunication Services — 4.9%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	250,000	157,500	(d)
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	8,000	5,040	(d)
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	15,000	13,800
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	130,000	141,700	(d)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	100,000	108,500	(d)
Intelsat Jackson Holdings Ltd., Senior Notes	11.250%	6/15/16	15,000	15,675
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	200,000	216,250
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	60,000	65,250
Intelsat Luxembourg SA, Senior Notes	11.250%	2/4/17	300,000	318,375
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	150,000	162,562
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	170,000	187,850
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	30,000	30,712	(d)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Diversified Telecommunication Services— continued
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	130,000	$143,810	(d)
Vimpel Communications, Loan Participation Notes	8.375%	4/30/13	100,000	103,799	(d)
West Corp., Senior Notes	8.625%	10/1/18	160,000	168,800
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	130,000	123,175	(d)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	350,212	278,419	(d)(e)
Windstream Corp., Senior Notes	7.500%	4/1/23	200,000	210,000
Total Diversified Telecommunication Services				2,451,217
Wireless Telecommunication Services — 3.4%
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	20,000	21,700
MetroPCS Wireless Inc., Senior Notes	6.625%	11/15/20	140,000	147,175
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	220,000	203,500
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	480,000	499,200
Sprint Nextel Corp.	6.000%	12/1/16	90,000	93,150
Sprint Nextel Corp., Senior Notes	9.000%	11/15/18	300,000	360,750	(d)
Syniverse Holdings Inc., Senior Notes	9.125%	1/15/19	155,000	167,400
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	200,000	210,250	(d)
Total Wireless Telecommunication Services				1,703,125
TOTAL TELECOMMUNICATION SERVICES				4,154,342
UTILITIES — 7.1%
Electric Utilities — 2.5%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	280,000	303,800
GenOn REMA LLC, Pass-Through Certificates	9.237%	7/2/17	105,021	111,322
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	440,000	475,200
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	84,860	77,223
Texas Competitive Electric Holdings Co. LLC/TCEH Finance Inc., Senior Secured Notes	11.500%	10/1/20	330,000	259,875	(d)
Total Electric Utilities				1,227,420
Gas Utilities — 0.2%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	120,000	129,000
Independent Power Producers & Energy Traders— 4.4%
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	110,000	117,425
Calpine Corp., Senior Secured Notes	7.875%	7/31/20	20,000	21,950	(d)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	180,000	199,800	(d)
Colbun SA, Senior Notes	6.000%	1/21/20	100,000	112,798	(d)
Dynegy Inc., Bonds	7.670%	11/8/16	160,000	99,200	(f)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Secured Notes	11.750%	3/1/22	480,000	512,400	(d)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	6.875%	8/15/17	110,000	114,400	(d)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	125,000	141,250
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	170,000	174,250	(d)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	340,000	353,600	(d)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	290,000	310,300
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	48,715	54,317
Total Independent Power Producers & Energy Traders				2,211,690
TOTAL UTILITIES				3,568,110
TOTAL CORPORATE BONDS & NOTES (Cost — $41,917,821)				43,578,955
COLLATERALIZED SENIOR LOANS — 2.7%
CONSUMER DISCRETIONARY — 0.8%
Hotels, Restaurants & Leisure — 0.8%
El Pollo Loco Inc., First Lien Term Loan	9.250%	7/14/17	118,500	122,647	(i)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Hotels, Restaurants & Leisure — continued
Stockbridge/SBE Holdings LLC, Term Loan B	13.000%	5/2/17	250,000		$250,000	(i)
TOTAL CONSUMER DISCRETIONARY					372,647
ENERGY — 1.2%
Oil, Gas & Consumable Fuels — 1.2%
Chesapeake Energy Corp., Term Loan	8.500%	12/1/17	610,000		612,796	(i)
INDUSTRIALS — 0.5%
Machinery — 0.4%
Intelligrated Inc., Second Lien Term Loan	10.500%	12/31/19	210,000		212,625	(i)
Marine — 0.1%
Trico Shipping AS, New Term Loan A	10.000%	5/13/14	19,739		19,739	(a)(i)
Trico Shipping AS, New Term Loan B	—	5/13/14	34,754		34,754	(a)(j)
Total Marine					54,493
TOTAL INDUSTRIALS					267,118
INFORMATION TECHNOLOGY — 0.2%
IT Services — 0.2%
SRA International Inc., Term Loan B	6.500%	7/20/18	89,886		89,324	(i)
TOTAL COLLATERALIZED SENIOR LOANS (Cost — $1,292,703)					1,341,885
CONVERTIBLE BONDS & NOTES — 0.9%
CONSUMER DISCRETIONARY — 0.8%
Diversified Consumer Services — 0.8%
Realogy Corp., Senior Subordinated Bonds	11.000%	4/15/18	420,000		403,200	(d)
MATERIALS — 0.1%
Chemicals — 0.1%
Hercules Inc.	6.500%	6/30/29	40,000		33,125
TOTAL CONVERTIBLE BONDS & NOTES (Cost — $313,134)					436,325
SOVEREIGN BONDS — 4.3%
Argentina — 0.8%
Republic of Argentina, GDP Linked Securities, Senior Bonds	4.383%	12/15/35	65,000		8,645	(g)(k)
Republic of Argentina, Senior Bonds	7.000%	9/12/13	358,000		357,759
Republic of Argentina, Senior Bonds	7.000%	10/3/15	26,000		23,855
Republic of Argentina, Senior Notes	8.750%	6/2/17	25,000		24,500
Total Argentina					414,759
Brazil — 0.5%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	43,000	BRL	21,766
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	472,000	BRL	241,164
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	24,000	BRL	12,107
Total Brazil					275,037
Colombia — 0.3%
Republic of Colombia, Senior Notes	7.375%	3/18/19	100,000		132,750
Indonesia — 0.3%
Republic of Indonesia, Senior Bonds	10.250%	7/15/22	537,000,000	IDR	73,307
Republic of Indonesia, Senior Bonds	9.750%	5/15/37	408,000,000	IDR	57,349
Total Indonesia					130,656
Peru — 0.2%
Republic of Peru, Bonds	7.840%	8/12/20	192,000	PEN	91,731

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Russia — 0.3%
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	140,000	$154,309	(d)
Turkey — 1.0%
Republic of Turkey, Senior Notes	7.000%	6/5/20	12,000	14,805
Republic of Turkey, Senior Notes	6.875%	3/17/36	377,000	479,732
Total Turkey				494,537
Venezuela — 0.9%
Bolivarian Republic of Venezuela	5.750%	2/26/16	386,000	353,672	(d)
Bolivarian Republic of Venezuela	7.650%	4/21/25	16,000	12,600
Bolivarian Republic of Venezuela, Collective Action Securities, Global Senior Bonds	9.375%	1/13/34	53,000	47,303
Bolivarian Republic of Venezuela, Collective Action Securities, Notes	10.750%	9/19/13	28,000	28,840
Bolivarian Republic of Venezuela, Global Senior Bonds	8.500%	10/8/14	12,000	12,120
Total Venezuela				454,535
TOTAL SOVEREIGN BONDS (Cost — $2,006,874)				2,148,314

			SHARES
COMMON STOCKS — 1.6%
CONSUMER DISCRETIONARY — 0.5%
Hotels, Restaurants & Leisure — 0.0%
Bossier Casino Venture Holdco Inc.			8,531	17,062	*(a)(b)
Media — 0.5%
Charter Communications Inc., Class A Shares			3,345	251,109	*
TOTAL CONSUMER DISCRETIONARY				268,171
ENERGY — 0.5%
Energy Equipment & Services — 0.5%
KCAD Holdings I Ltd.			23,996,707	260,869	*(a)(b)
INDUSTRIALS — 0.6%
Marine — 0.6%
DeepOcean Group Holding AS			9,303	168,850	*(a)(b)
Horizon Lines Inc., Class A Shares			72,502	100,053	*
TOTAL INDUSTRIALS				268,903
TOTAL COMMON STOCKS (Cost — $778,116)				797,943
CONVERTIBLE PREFERRED STOCKS — 0.4%
FINANCIALS — 0.4%
Diversified Financial Services — 0.4%
Citigroup Inc. (Cost - $206,395)	7.500%		2,000	193,960
PREFERRED STOCKS — 1.4%
FINANCIALS — 1.3%
Consumer Finance — 0.9%
GMAC Capital Trust I	8.125%		17,381	436,437	(g)
Diversified Financial Services — 0.4%
Citigroup Capital XIII	7.875%		7,225	201,216	(g)
TOTAL FINANCIALS				637,653

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

September 30, 2012

SECURITY	RATE		SHARES	VALUE
INDUSTRIALS — 0.1%
Road & Rail — 0.1%
Jack Cooper Holdings Corp.	20.000%		434	$43,834	(b)(d)(g)
TOTAL PREFERRED STOCKS (Cost — $641,318)				681,487

		EXPIRATION DATE	NOTIONAL AMOUNT†
PURCHASED OPTIONS — 0.0%
Credit default swaption with Banc of America Securities LLC to buy protection on Markit CDX.NA.HY.18 Index, Put @ $97.50		10/17/12	1,386,000	2,205
Credit default swaption with Banc of America Securities LLC to buy protection on Markit CDX.NA.HY.18 Index, Put @ $97.50		10/17/12	415,800	661
Credit default swaption with Barclays Capital Inc. to buy protection on Markit CDX.NA.HY.18 Index, Put @ $97.50		10/17/12	396,000	630
TOTAL PURCHASED OPTIONS (Cost — $26,096)				3,496
			WARRANTS
WARRANTS — 0.1%
Charter Communications Inc.		11/30/14	209	5,434	*(b)
Jack Cooper Holdings Corp.		12/15/17	210	15,750	*
Jack Cooper Holdings Corp.		5/6/18	97	7,275	*
Nortek Inc.		12/7/14	339	1,695	*(a)(b)
SemGroup Corp.		11/30/14	912	12,120	*(a)(b)
TOTAL WARRANTS (Cost — $10,043)				42,274
TOTAL INVESTMENTS — 98.8% (Cost — $47,192,500#)				49,224,639
Other Assets in Excess of Liabilities — 1.2%				603,108
TOTAL NET ASSETS — 100.0%				$49,827,747

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)	Illiquid security.
(b)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).
(c)	Value is less than $1.
(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(f)	The coupon payment on these securities is currently in default as of September 30, 2012.
(g)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(h)	Security has no maturity date. The date shown represents the next call date.
(i)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(j)	All or a portion of this loan is unfunded as of September 30, 2012. The interest rate for fully unfunded term loans is to be determined.
(k)	The security’s interest income payments are contingent upon the performance of Argentina’s GDP. There are no principal payments over the life of the security or upon the expiration of the security.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
	BRL	- Brazilian Real
	EUR	- Euro
	GDP	- Gross Domestic Product
	IDR	- Indonesian Rupiah
	OJSC	- Open Joint Stock Company
	PEN	- Peruvian Nuevo Sol

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

September 30, 2012

SCHEDULE OF WRITTEN OPTIONS
SECURITY	EXPIRATION DATE	STRIKE PRICE	NOTIONAL AMOUNT†	VALUE
Credit default swaption with Banc of America Securities LLC to buy protection on Markit CDX.NA.HY.18 Index, Call	10/17/12	$99.00	1,386,000	$23,914
Credit default swaption with Banc of America Securities LLC to buy protection on Markit CDX.NA.HY.18 Index, Call	10/17/12	99.00	415,800	7,174
Credit default swaption with Banc of America Securities LLC to sell protection on Markit CDX.NA.HY.18 Index, Put	10/17/12	94.50	1,386,000	754
Credit default swaption with Banc of America Securities LLC to sell protection on Markit CDX.NA.HY.18 Index, Put	10/17/12	94.50	415,800	226
Credit default swaption with Barclays Capital Inc. to buy protection on Markit CDX.NA.HY.18 Index, Call	10/17/12	99.00	396,000	6,833
Credit default swaption with Barclays Capital Inc. to sell protection on Markit CDX.NA.HY.18 Index, Put	10/17/12	94.50	396,000	215
TOTAL WRITTEN OPTIONS (Premiums received — $20,117)				$39,116

† Notional amount denominated in U.S. dollars, unless otherwise noted.

See Notes to Schedule of Investments.

Notes to schedule of investments (unaudited)

1. Organization and significant accounting policies

Western Asset High Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to maintain a high level of current income by investing at least 80% of its net assets in high-yield debt securities issued by U.S. and foreign corporations and foreign governments. As a secondary objective, the Fund seeks capital appreciation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances.  Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations.  The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date.  These inputs are summarized in the three broad levels listed below:

•                  Level 1—quoted prices in active markets for identical investments

Notes to schedule of investments (unaudited) (continued)

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
		OTHER
		SIGNIFICANT	SIGNIFICANT
		OBSERVABLE	UNOBSERVABLE
	QUOTED PRICES	INPUTS	INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$43,050,044	$528,911	$43,578,955
Collateralized senior loans	—	1,341,885	—	1,341,885
Convertible bonds & notes	—	436,325	—	436,325
Sovereign bonds	—	2,148,314	—	2,148,314
Common stocks:
Consumer discretionary	$251,109	—	17,062	268,171
Energy	—	—	260,869	260,869
Industrials	100,053	—	168,850	268,903
Convertible preferred stocks	193,960	—	—	193,960
Preferred stocks:
Financials	637,653	—	—	637,653
Industrials	—	43,834	—	43,834
Purchased options	—	3,496	—	3,496
Warrants	—	40,579	1,695	42,274
Total investments	$1,182,775	$47,064,477	$977,387	$49,224,639
Other financial instruments:
Forward foreign currency contracts	—	$4,661	—	$4,661
Total	$1,182,775	$47,069,138	$977,387	$49,229,300

LIABILITIES
		OTHER
		SIGNIFICANT	SIGNIFICANT
		OBSERVABLE	UNOBSERVABLE
	QUOTED PRICES	INPUTS	INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Other financial instruments:
Written options	—	$39,116	—	$39,116
Forward foreign currency contracts	—	25,142	—	25,142
Credit default swaps on credit indices - buy protection‡	—	22,436	—	22,436
Total	—	$86,694	—	$86,694

†See Schedule of Investments for additional detailed categorizations.

‡Values include any premiums paid or received with respect to swap contracts.

Notes to schedule of investments (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

						PREFERRED
			COMMON STOCKS			STOCKS
	CORPORATE	COLLATERALIZED	CONSUMER
INVESTMENTS IN SECURITIES	BONDS & NOTES	SENIOR LOANS	DISCRETIONARY	ENERGY	INDUSTRIALS	INDUSTRIALS	WARRANTS	TOTAL
Balance as of December 31, 2011	$578,591	$220,000	—	$206,218	$158,151	$43,400	$25,202	$1,231,562
Accrued premiums/discounts	2,293	—	—	—	—	—	—	2,293
Realized gain (loss)	—	—	—	—	—	—	—	—
Change in unrealized appreciation (depreciation)(1)	3,578	—	—	38,508	10,699	434	11,638	64,857
Purchases	130,399	—	$17,062	16,143	—	—	—	163,604
Sales	(120,000)	(220,000)	—	—	—	—	—	(340,000)
Transfers into Level 3(2)	174,400	—	—	—	—	—	—	174,400
Transfers out of Level 3(3)	(240,350)	—	—	—	—	(43,834)	(35,145)	(319,329)
Balance as of September 30, 2012	$528,911	—	$17,062	$260,869	$168,850	—	$1,695	$977,387
Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2012(1)	$(14,324)	—	—	$38,508	$10,699	—	$780	$35,663

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

(1) Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(2) Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

(3) Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes.  A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Notes to schedule of investments (unaudited) (continued)

(e) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(g) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

For average notional amounts of swaps held during the period ended September 30, 2012, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage.  CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Notes to schedule of investments (unaudited) (continued)

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(h) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(i) Unfunded loan commitments. The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At September 30, 2012, the Fund had sufficient cash and/or securities to cover these commitments.

(j) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(k) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(l) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

Notes to schedule of investments (unaudited) (continued)

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of September 30, 2012, the Fund held written options, forward foreign currency contracts and credit default swaps with credit related contingent features which had a liability position of $86,694. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(n) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At September 30, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$3,706,296
Gross unrealized depreciation	(1,674,157)
Net unrealized appreciation	$2,032,139

During the period ended September 30, 2012, written option transactions for the Fund were as follows:

	Notional Amount	Premiums
Written options, outstanding as of December 31, 2011	—	—
Options written	$26,517,700	$290,238
Options closed	(9,182,800)	(171,083)
Options exercised	—	—
Options expired	(12,939,300)	(99,038)
Written options, outstanding as of September 30, 2012	$4,395,600	$20,117

At September 30, 2012, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Sell:
Euro	Citibank, N.A.	200,000	$257,126	11/16/12	$2,640
Euro	Royal Bank of Scotland PLC	200,000	257,126	11/16/12	2,021
Euro	Royal Bank of Scotland PLC	400,000	514,252	11/16/12	(25,142)
Net unrealized loss on open forward foreign currency contracts					$(20,481)

Notes to schedule of investments (unaudited) (continued)

At September 30, 2012, the Fund held the following open swap contracts:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Barclays Capital Inc. (Markit CDX.NA.HY.18 Index)	$990,000	6/20/17	5.000% quarterly	$(6,189)	$12,522	$(18,711)
BNP Paribas (Markit CDX.NA.HY.17 Index)	480,000	12/20/16	5.000% quarterly	(8,511)	12,015	(20,526)
BNP Paribas (Markit CDX.NA.HY.17 Index)	192,000	12/20/16	5.000% quarterly	(3,404)	5,015	(8,419)
BNP Paribas (Markit CDX.NA.HY.18 Index)	693,000	6/20/17	5.000% quarterly	(4,332)	29,614	(33,946)
Total	$2,355,000			$(22,436)	$59,166	$(81,602)

1 If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

2 The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

3 The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†  Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at September 30, 2012.

			Forward Foreign Currency
			Contracts
Primary Underlying Risk	Purchased	Written Options,	Unrealized	Unrealized	Swap Contracts,
Disclosure	Options, at value	at value	Appreciation	Depreciation	at value	Total
Foreign Exchange Risk	—	—	$4,661	$(25,142)	—	$(20,481)
Credit Risk	$3,496	$(39,116)	—	—	$(22,436)	(58,056)
Total	$3,496	$(39,116)	$4,661	$(25,142)	$(22,436)	$(78,537)

During the period ended September 30, 2012, the volume of derivative activity for the Fund was as follows:

Average market value
Purchased options	$61,224
Written options	52,681
Forward foreign currency contracts (to buy)†	13,678
Forward foreign currency contracts (to sell)	614,929
Futures contracts (to sell)†	1,682,575

Average notional balance
Credit default swap contracts (to buy protection)	$1,244,400

†At September 30, 2012, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset High Income Fund Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date: November 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date: November 26, 2012

By	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: November 26, 2012